UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2021

STERIS plc
(Exact Name of Registrant as Specified in Charter)

Ireland	001-38848	98-1455064
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

70 Sir John Rogerson’s Quay
Dublin 2, Ireland, D02 R296
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: +353 1232 2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.001 par value	STE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On January 12, 2021, STERIS plc (“STERIS”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Solar New US Holding Co, LLC, a wholly owned subsidiary of STERIS (“US Holdco”), Crystal Merger Sub 1, LLC, a direct and wholly owned subsidiary of US Holdco (“Crystal Merger Sub”), and Cantel Medical Corp. (the “Company” or “Cantel”).

The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, (a) prior to the closing of the transactions contemplated therein (the “Closing”), the Company will incorporate a direct and wholly owned subsidiary (“Canyon Newco”), (b) prior to the Closing, Canyon Newco will incorporate a direct and wholly owned subsidiary (“Canyon Merger Sub”), (c) immediately prior to the Closing, Canyon Merger Sub will merge with and into the Company with the Company surviving the merger as a direct wholly owned subsidiary of Canyon Newco (the “Pre-Closing Merger”), (d) immediately following the Pre-Closing Merger, the Company will convert from a Delaware corporation to a Delaware limited liability company (the “Pre-Closing Conversion”), (e) immediately following the Pre-Closing Conversion, Crystal Merger Sub will merge with and into Canyon Newco, with Canyon Newco surviving the merger as a direct and wholly owned subsidiary of US Holdco (the “First Merger”) and (f) immediately after the First Merger, Canyon Newco will merge with and into US Holdco, with US Holdco surviving the merger and remaining a wholly owned subsidiary of STERIS (the “Second Merger” and, together with the First Merger, the “Mergers”).

At the effective time of the Pre-Closing Merger, each issued and outstanding share of common stock of the Company (the “Company Shares”) as of immediately before the effective time of the Pre-Closing Merger will be automatically converted into one share of common stock of Canyon Newco (the “NewCo Shares”). At the effective time of the First Merger (the “First Merger Effective Time”), each of the issued and outstanding NewCo Share as of immediately before the First Merger Effective Time will be automatically converted into the right to receive (a) $16.93 in cash, without interest, and (b) 0.33787 ordinary shares, par value $0.001 per share, of STERIS (the “STERIS Shares”, and such consideration, the “Merger Consideration”).

As of the First Effective Time, each award of restricted stock units corresponding to Company Shares (each, a “Company RSU Award”) granted under the Company’s 2016 Equity Incentive Plan and the Company’s 2020 Equity Incentive Plan (other than an award contemplated by clauses (a) and (b) of the next sentence) to the extent not vested will be automatically converted into a STERIS restricted stock unit award (a “STERIS RSU Award”). Each Company RSU Award (a) held by a non-employee director of the Company will be automatically converted into the right to receive the Merger Consideration in respect of each Company Share covered by such Company RSU Award and (b) that is subject to performance-based vesting conditions will be automatically converted into a STERIS RSU Award and, subject to certain conditions, vest pursuant to a schedule based on the date when the Company RSU Award was granted.

The consummation of the Mergers is subject to certain closing conditions, including (a) the approval of the Mergers by the majority of the outstanding Company Shares, (b) the STERIS Shares to be issued in the First Merger have been approved for listing on the New York Stock Exchange, (c) the Form S-4 to be filed by STERIS in connection with the Merger Agreement being declared effective, (d) the absence of any temporary restraining order, injunction or other legal order, and no law being enacted, which would have the effect of making illegal or otherwise prohibiting the consummation of the Mergers, (e) the receipt of certain governmental and regulatory approvals, including receipt of requisite Hart-Scott-Rodino Act approvals, and (f) other customary conditions specified in the Merger Agreement.

The Merger Agreement contains customary representations, warranties, agreements and covenants, including covenants relating to (a) STERIS, the Company, and each of their respective subsidiaries’ conducting their respective businesses in all material respects in the ordinary course, consistent with past practice, during the period between the execution of the Merger Agreement and the earlier of the First Merger Effective Time or the termination of the Merger Agreement, (b) STERIS and the Company using their respective reasonable best efforts, subject to certain exceptions, to obtain governmental and regulatory approvals, (c) obligations to facilitate the Company’s stockholders’ consideration of, and voting upon, the transactions contemplated by the Merger Agreement, and (d) the recommendation by the Company’s board of directors in favor of the adoption by its stockholders of the Merger Agreement.

The Company has agreed not to (a) solicit proposals relating to certain alternative transactions, (b) enter into discussions or negotiations or provide non-public information in connection with any proposal for an alternative transaction from a third party, or (c) approve or enter into any agreements providing for any such alternative transaction, subject to certain exceptions to permit members of the Company’s board of directors to comply with their fiduciary duties under applicable law.

The Merger Agreement contains certain termination rights that may be exercised by either STERIS or the Company, including in the event that (a) both parties agree by mutual written consent to terminate the Merger Agreement, (b) the First Merger is not consummated by October 12, 2021 (the “Outside Date”), which under certain circumstances may be automatically extended to January 12, 2022, and further optionally extended to April 12, 2022, in each case if required regulatory approvals have not been obtained, (c) the approval required from the Company’s stockholders is not obtained or (d) any law or order permanently restraining, enjoining or otherwise prohibiting consummation of the Merger becomes final and non-appealable. In addition, in certain circumstances, STERIS may terminate the Merger Agreement if (i) the Company’s board of directors changes or adversely modifies (or has been deemed to have changed or adversely modified) its recommendation that the Company’s stockholders vote in favor of the adoption of the Merger Agreement, (ii) the Company breaches any of its representations, warranties, covenants or agreements contained in the Merger Agreement such that the closing condition relating thereto would not be satisfied (subject to cure periods in certain circumstances) or (iii) the Company materially breaches its non-solicitation obligations, certain S-4 registration statement and prospectus/proxy statement obligations or certain obligations to convene and hold the Company stockholders meeting (in each case, subject to cure periods in certain circumstances). The Company may, in certain circumstances, terminate the Merger Agreement in order to enter into an unsolicited alternative acquisition proposal that constitutes a “Superior Proposal” (as that term is defined in the Merger Agreement), subject to the Company having first complied with its obligations to grant STERIS certain matching right opportunities.

If the Merger Agreement is terminated (a) by (i) STERIS or the Company as a result of the approval required from the Company’s stockholders not being obtained, (ii) a “Competing Proposal” (as that term is defined in the Merger Agreement) was publicly disclosed and not publicly withdrawn prior to the date of the Company stockholder meeting and (iii) (A) any Competing Proposal is consummated within 12 months of such termination or (B) the Company enters into a definitive agreement providing for a Competing Proposal within 12 months of such termination, (b) by STERIS as a result of a change in the recommendation of the Company’s board of directors or (c) by the Company in order to enter into a “Superior Proposal” (as that term is defined in the Merger Agreement), then the Company will pay to STERIS a fee of $127,400,000 (the “Company Termination Fee”).

In connection with the entry into the Merger Agreement and the Transaction, STERIS has entered into a bridge financing commitment, dated January 12, 2021, with JPMorgan Chase Bank, N.A. (“JPMorgan”), pursuant to which JPMorgan has committed to provide to STERIS an amount up to $2.1 billion in the aggregate in the form of a senior unsecured bridge facility, subject to customary conditions as set forth therein.

Voting Agreement

Concurrently with the execution of the Merger Agreement, STERIS, US Holdco, Crystal Merger Sub, Charles M. Diker, Mark N. Diker and Diker Management LLC entered into a Voting and Support Agreement (the “Voting Agreement”). Subject to the terms and conditions contained therein, the Voting Agreement requires each of Charles M. Diker who beneficially owns 3,401,118 Company Shares (representing approximately 8.05% of the currently outstanding Company Shares), Diker Management LLC an entity that beneficially owns 448,054 Company Shares (representing approximately 1.06% of the currently outstanding Company Shares) and Mark N. Diker who beneficially owns 530,600 Company Shares (representing approximately 1.26% of the currently outstanding Company Shares) to vote their respective beneficially owned Company Shares in favor of the adoption of the Merger Agreement.

The above summaries of certain terms and conditions of the Merger Agreement and the Voting Agreement do not purport to be complete discussions of those agreements or related documents and are qualified in their entirety by reference to the Merger Agreement and the Voting agreement, which are filed as Exhibit 2.1 and Exhibit 10.1 hereto, respectively, and incorporated herein by reference.  The Merger Agreement, the Voting Agreement and the above descriptions have been included to provide investors with information regarding the terms of the Merger Agreement and the Voting Agreement.  They are not intended to provide any other factual information about STERIS, the Company or any other parties to the Merger Agreement, the Voting Agreement or their respective affiliates or equity holders.  The representations, warranties and covenants contained in the Merger Agreement and the Voting Agreement were made only for purposes of the Merger Agreement and the Voting Agreement, as applicable, and as of the specific dates, were solely for the benefit of the parties thereto, may have been used for purposes of allocating risk between each party rather than establishing matters of fact, may be subject to a contractual standard of materiality different from that generally applicable to investors and may be subject to qualifications or limitations agreed upon by the parties in connection with the negotiated terms, including being qualified by schedules and other disclosures made by each party. Accordingly, investors should not rely on the representations, warranties and covenants in the Merger Agreement or Voting Agreement as statements of factual information.

Item 8.01	Other Events.

On January 12, 2021, STERIS issued a joint press release announcing the signing of the Merger Agreement. The press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

On January 12, 2021, STERIS issued the following materials which are incorporated herein by reference: an investor presentation, a copy of which is filed as Exhibit 99.2 hereto; a letter to its employees, a copy of which is filed as Exhibit 99.3 hereto; a letter to the Company’s employees, a copy of which is filed as Exhibit 99.4 hereto; and an FAQ for STERIS employees, a copy of which is filed as Exhibit 99.5.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated January 12, 2021, by and among STERIS plc, Solar New US Holding Co, LLC, Crystal Merger Sub 1, LLC and Cantel Medical Corp.
10.1	Voting Agreement, dated January 12, 2021, by and among STERIS plc, Solar New US Holding Co, LLC, Crystal Merger Sub 1, LLC, Charles M. Diker, Mark N. Diker and Diker Management LLC.
99.1	Press Release, dated January 12, 2021.
99.2	Investor Presentation, dated January 12, 2021.
99.3	CEO Letter to STERIS Employees, dated January 12, 2021.
99.4	CEO Letter to Cantel Employees, dated January 12, 2021.
99.5	STERIS Employee FAQ, dated January 12, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

No Offer or Solicitation

This announcement is for informational purposes only and is not an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities, nor the solicitation of any vote or approval in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.  No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where to Find It

In connection with the proposed transaction, STERIS will file a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”). INVESTORS AND SECURITY HOLDERS OF STERIS AND THE COMPANY ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The final proxy statement/prospectus will be mailed to stockholders of the Company. Investors and security holders will be able to obtain the documents free of charge at the SEC’s website, www.sec.gov, from the Company at its website, www.cantelmedical.com, or by contacting Cantel’s Investor Relations Department at (973) 890-7220, or from STERIS at its website, www.STERIS.com, or by contacting STERIS’s Investor Relations Department at (440) 392-7245.

Participants in Solicitation

STERIS, the Company and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information concerning STERIS’s participants is set forth in the proxy statement, filed June 5, 2020, for STERIS’s 2020 annual meeting of shareholders as filed with the SEC on Schedule 14A and on certain of its Current Reports on Form 8-K. Information concerning the Company’s participants is set forth in the proxy statement, filed November 18, 2020, for the Company’s 2020 annual meeting of shareholders as filed with the SEC on Schedule 14A and on certain of its Current Reports on Form 8-K.  Additional information regarding the interests of such participants in the solicitation of proxies, including direct and indirect interests, in respect of the proposed transaction will be included in the registration statement and proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the federal securities laws about STERIS, the Company and the proposed transaction. Forward-looking statements speak only as to the date the statement is made and may be identified by the use of forward-looking terms such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “targets,” “forecasts,” “outlook,” “impact,” “potential,” “confidence,” “improve,” “optimistic,” “deliver,” “orders,” “backlog,” “comfortable,” “trend”, and “seeks,” or the negative of such terms or other variations on such terms or comparable terminology. These forward-looking statements are based on our respective management’s current expectations, estimates or forecasts about our businesses, the industries in which we operate and current beliefs and assumptions of management and are subject to uncertainty and changes in circumstances. Readers of this communication should understand that these statements are not guarantees of performance or results. Many important factors could affect actual financial results and cause them to vary materially from the expectations contained in the forward-looking statements, including those set forth in this communication. No assurances can be provided as to any result or the timing of any outcome regarding matters described in STERIS’s or the Company’s securities filings or otherwise with respect to any regulatory action, administrative proceedings, government investigations, litigation, warning letters, cost reductions, business strategies, earnings or revenue trends or future financial results. Unless legally required, STERIS and the Company do not undertake to update or revise any forward-looking statements even if events make clear that any projected results, express or implied, will not be realized. These risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements include, without limitation:

•	the failure to obtain the Company’s stockholder approval of the proposed transaction;
•
the possibility that the closing conditions to the proposed transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval and any conditions imposed on the combined entity in connection with consummation of the proposed transaction;

•	delay in closing the proposed transaction or the possibility of non-consummation of the proposed transaction;
•
the risk that the cost savings and any other synergies from the proposed transaction may not be fully realized or may take longer to realize than expected, including that the proposed transaction may not be accretive within the expected timeframe or to the extent anticipated;

•	the occurrence of any event that could give rise to termination of the merger agreement;
•
the risk that shareholder/stockholder litigation in connection with the proposed transaction may affect the timing or occurrence of the proposed transactions or result in significant costs of defense, indemnification and liability;

•	risks related to the disruption of the proposed transaction to STERIS, the Company and our respective managements;
•	risks relating to the value of the STERIS shares to be issued in the transaction;
•	the effect of announcement of the proposed transaction on our ability to retain and hire key personnel and maintain relationships with customers, suppliers and other third parties;
•	the impact of the COVID-19 pandemic on STERIS’s or the Company’s operations, performance, results, prospects, or value;
•	STERIS’s ability to achieve the expected benefits regarding the accounting and tax treatments of the redomiciliation to Ireland (“Redomiciliation”);
•
operating costs, Customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, Customers, clients or suppliers) being greater than expected following the Redomiciliation;

•
STERIS’s ability to meet expectations regarding the accounting and tax treatment of the Tax Cuts and Jobs Act (“TCJA”) or the possibility that anticipated benefits resulting from the TCJA will be less than estimated;

•
changes in tax laws or interpretations that could increase our consolidated tax liabilities, including changes in tax laws that would result in STERIS being treated as a domestic corporation for United States federal tax purposes;

•	the potential for increased pressure on pricing or costs that leads to erosion of profit margins;
•
the possibility that market demand will not develop for new technologies, products or applications or services, or business initiatives will take longer, cost more or produce lower benefits than anticipated;

•
the possibility that application of or compliance with laws, court rulings, certifications, regulations, regulatory actions, including without limitation any of the same relating to FDA, EPA or other regulatory authorities, government investigations, the outcome of any pending or threatened FDA, EPA or other regulatory warning notices, actions, requests, inspections or submissions, or other requirements or standards may delay, limit or prevent new product or service introductions, affect the production, supply and/or marketing of existing products or services or otherwise affect STERIS’s or the Company’s performance, results, prospects or value;

•
the potential of international unrest, economic downturn or effects of currencies, tax assessments, tariffs and/or other trade barriers, adjustments or anticipated rates, raw material costs or availability, benefit or retirement plan costs, or other regulatory compliance costs;

•	the possibility of reduced demand, or reductions in the rate of growth in demand, for STERIS’s or the Company’s products and services;
•	the possibility of delays in receipt of orders, order cancellations, or delays in the manufacture or shipment of ordered products or in the provision of services;
•
the possibility that anticipated growth, cost savings, new product acceptance, performance or approvals, or other results may not be achieved, or that transition, labor, competition, timing, execution, regulatory, governmental, or other issues or risks associated with STERIS’s and the Company’s businesses, industry or initiatives including, without limitation, those matters described in STERIS’s and the Company’s respective Annual Reports on Form 10-K for the year ended March 31, 2020 and July 31, 2020, respectively and other securities filings, may adversely impact STERIS’s and/or the Company’s performance, results, prospects or value;

•	the impact on STERIS and its operations, or tax liabilities, of Brexit or the exit of other member countries from the EU, and STERIS’s ability to respond to such impacts;
•
the impact on STERIS, the Company and their respective operations of any legislation, regulations or orders, including but not limited to any new trade or tax legislation, regulations or orders, that may be implemented by the U.S. administration or Congress, or of any responses thereto;

•
the possibility that anticipated financial results or benefits of recent acquisitions, including the acquisition of Key Surgical, or of STERIS’s restructuring efforts, or of recent divestitures, or of restructuring plans will not be realized or will be other than anticipated;

•	the effects of contractions in credit availability, as well as the ability of STERIS’s and the Company’s Customers and suppliers to adequately access the credit markets when needed;
•	STERIS’s ability to complete the acquisition of Company, including the fulfillment of closing conditions and obtaining financing, on terms satisfactory to STERIS or at all; and
•	other risks described in STERIS’s and the Company’s respective most recent Annual Reports on Form 10-K and other reports filed with the Securities and Exchange Commission.

Readers are cautioned not to place undue reliance on any forward-looking statements included in this communication, which speak only as of the date of this communication. We undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by applicable law. This cautionary statement is applicable to all forward-looking statements contained in this communication.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned herento duly authorized.

STERIS plc

By	/s/ J. Adam Zangerle
Name:	J. Adam Zangerle
Title:	Senior Vice President, General Counsel & Company Secretary

Dated: January 12, 2021